UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 3, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

Auxilium Pharmaceuticals, Inc. and Xstelos Holdings, Inc. (OTCQB: XTLS) issued a joint press release announcing that they have received a notice from Upsher-Smith Laboratories, Inc. (“USL”) that advises them of USL’s filing of a 505(b)(2) New Drug Application (NDA) containing a Paragraph IV certification under 21 U.S.C. Section 314.52(c) for testosterone gel. This Paragraph IV certification notice refers to the ten U.S. patents, covering Testim®, 1% testosterone gel, that are listed in the Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration.  These ten patents are owned by FCB I LLC, an indirect majority owned subsidiary of Xstelos.  Xstelos holds the assets of CPEX Pharmaceuticals, Inc., the predecessor owner of the patents.  The referenced Testim patents will expire between 2023 and 2025.

The foregoing is qualified in its entirety by the text of the joint press release attached as Exhibit 99.1 hereto and incorporated herein by reference.  All readers are encouraged to read the entire text of the joint press release attached hereto.

Item 8.01              Other Events.

On or about December 28, 2012, Auxilium Pharmaceuticals, Inc. and FCB I LLC (“FCB”) became aware of a notice from Upsher-Smith Laboratories, Inc. (“USL”) that advises them of USL’s filing of a 505(b)(2) New Drug Application (NDA) containing a Paragraph IV certification under 21 U.S.C. Section 314.52(c) for testosterone gel. This Paragraph IV certification notice refers to the ten U.S. patents, covering Testim®, 1% testosterone gel, that are listed in the Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration.  These ten patents are owned by FCB I LLC, an indirect majority owned subsidiary of Xstelos.  Xstelos holds the assets of CPEX Pharmaceuticals, Inc., the predecessor owner of the patents.  The referenced Testim patents will expire between 2023 and 2025.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Joint Press Release, dated January 3, 2013, issued by Auxilium Pharmaceuticals, Inc. and Xstelos Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: January 3, 2013	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated January 3, 2013, issued by Auxilium Pharmaceuticals, Inc. and Xstelos Holdings, Inc.